THE ENTERPRISE GROUP OF FUNDS, INC.

SUPPLEMENT DATED DECEMBER 17, 2004 TO THE

PROSPECTUS DATED MAY 3, 2004, AS AMENDED

This Supplement updates the above-referenced Prospectus of The Enterprise Group of Funds, Inc. (the “Corporation”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Corporation at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with updated information regarding the funds’ exchange privilege.

Information Regarding Exchanges

Effective immediately, shares of any fund of the Corporation (“Enterprise Fund”) may be exchanged for the same class of shares of any other Enterprise Fund or of the funds comprising the AXA Enterprise Multimanager Funds Trust (“Multimanager Funds”), a series of mutual funds for which AXA Equitable Life Insurance Company (“AXA Equitable”), an affiliate of Enterprise Capital Management, Inc., serves as the Investment Manager and for which AXA Equitable has retained one or more Advisers to provide the day-to-day management. The table below provides information regarding each Multimanager Fund’s investment objective and the Advisers. For more information about the Multimanager Funds, including each fund’s investment policies and strategies, risks, charges and expenses, please visit www.axaenterprise.com or call 1-800-432-4320 for a prospectus. Please read the prospectus carefully before investing.

NAME OF FUND	INVESTMENT OBJECTIVE	ADVISERS
AXA Enterprise Multimanager Growth Fund	Long-term growth of capital	Alliance Capital Management L.P. RCM Capital Management LLC TCW Investment Management Company

AXA Enterprise Multimanager Value Fund	Long-term growth of capital	Alliance Capital Management L.P. Institutional Capital Corporation MFS Investment Management

AXA Enterprise Multimanager Core Equity Fund	Long-term growth of capital	Alliance Capital Management L.P. (Bernstein Unit) Janus Capital Management LLC Thornburg Investment Management, Inc.

AXA Enterprise Multimanager Small/Mid Cap Growth	Long-term growth of capital	Alliance Capital Management L.P. Franklin Advisers, Inc. Provident Investment Counsel, Inc.

AXA Enterprise Multimanager Small/Mid Cap Value	Long-term growth of capital	AXA Rosenberg Investment Management LLC TCW Investment Management Company Wellington Management Company, LLP

AXA Enterprise Multimanager Health Care Fund	Long-term growth of capital	AIM Capital Management, Inc. RCM Capital Management LLC Wellington Management Company, LLP

AXA Enterprise Multimanager Technology Fund	Long-term growth of capital	Firsthand Capital Management, Inc. RCM Capital Management LLC Wellington Management Company, LLP

AXA Enterprise Multimanager International Equity Fund	Long-term growth of capital	Alliance Capital Management L.P. (Bernstein Unit) J.P. Morgan Investment Management Inc. Marsico Capital Management, LLC

AXA Enterprise Multimanager Core Bond Fund	To seek a balance of a high current income and capital appreciation, consistent with a prudent level of risk	BlackRock Advisors, Inc. Pacific Investment Management Company LLC

AXA Enterprise Money Market Fund II	To seek a high level of current income that is consistent with maintaining liquidity and preserving capital	Alliance Capital Management L.P.